LEE & KAREN MARSHALL

                                  615 Len Court
                                Aurora, OH 44202

     This Lease Agreement, made this Fourth day of November, 1994, by and between Karen and Lee Marshall, hereinafter referred to as "Lessor" and Magic Promotions and Theatricals, a Florida Corporation, hereinafter referred to as "Lessee,"

WITNESSETH:

         1. DESCRIPTION OF PREMISES. The premises subject to this Lease consist of the property commonly known as 199 East Garfield Road, together with the building erected thereon, located at Aurora, Ohio and being situated in Summit County.

         2. PURPOSE. Said premises are to be used for the purpose of carrying on the business of an office for promoting theatrical touring shows, concerts and entertainment events.

         3. TERM. The period of Thirty Eight (38) months beginning on the 1st day of November, 1994 and terminating on the 31st day of December, 1997.

         4. RENT. Lessee shall pay Lessor as rent for said premises a monthly installment of Three Thousand One Hundred and Twenty Six Dollars and Twenty Nine Cents ($3,126.29), due no later than the last day of each month. The payment shall be made directly to National City Bank as the monthly payment in full on a fixed rate loan payment.

         5. UTILITIES. Lessee shall be responsible for and shall make direct payment for water, sewer, gas, and electric current together with any license fees, inspections fees and other charges in connection with the operation of the business which may be assessed or charged against said Lessee during said term.

         6. REAL ESTATE TAXES. Lessee shall be responsible for all real estate taxes on the premises.

         7. PARKING AREA AND LANDSCAPING MAINTENANCE. Lessee agrees to provide, at its expense the maintenance of the parking, sidewalk and landscaped areas including grass mowing, snow and ice removal and other normal and necessary repairs. Lessee shall store all trash and rubbish within the premises and arrange for a regular pickup of such trash and rubbish at Lessee's expense if required.

         8. REPAIRS AND MAINTENANCE. The Lessee shall make, at its own expense, all necessary repairs and replacements to the leased property.

IN WITNESS WHEREOF, the Lessor and Lessee have agreed to the above terms and acknowledge by the signatures hereunder.

LESSOR:


_______________________________________
Lee Marshall for Karen and Lee Marshall

LESSEE:

_______________________________________
Joe Marsh for Magic Promotions and Theatricals
                                  c/o Joe Marsh
                               805 Surfside Drive
                                 Akron, OH 44319

This Lease Agreement, made this Twenty Second day of December, 1991, by and between Lee Marshall, Joe Marsh and Glenn Bechdel, hereinafter referred to as "Lessor" and Magic Promotions, Inc., an Ohio Corporation, hereinafter referred to as "Lessee,"

WITNESSETH:

         1. DESCRIPTION OF PREMISES. The premises subject to this Lease consist of the property commonly known as 9263 Olde Eight Road, together with the building erected hereon, located at Northfield Center, Ohio and being situated in Summit County.

         2. PURPOSE. Said premises are to be used for the purpose of carrying on the business of an office for promoting theatrical touring shows, concerts and entertainment events.

         3. TERM. The period of Two (2) years beginning on the 1st day of January, 1992 and terminating on this 31st day of December, 1993.

         4. RENT. Lessee shall pay Lessor as rent for said premises a monthly installment of approximately Six Hundred and Ten Dollars ($610.00), due no later than the last day of each month. The payment shall be made directly to National City bank as the monthly payment in full on a variable rate loan payment.

         5. UTILITIES. Lessee shall be responsible for and shall make direct payment for water, sewer, gas, and electric current together with any license fees, inspections fees and other charges in connection with the operating of the business which may be assessed or charged against said Lessee during said term.

         6. REAL ESTATE TAXES. Lessee shall be responsible for all real estate taxes on the premises.

         7. PARKING AREA AND LANDSCAPING MAINTENANCE. Lessee agrees to provide, at its expense the maintenance of the parking, sidewalk and landscaped areas including grass mowing, snow and ice removal and other normal and necessary repairs. Lessee shall store all trash and rubbish within the premises and arrange for a regular pickup of such trash and rubbish at Lessee's expense if required.

         8. REPAIRS AND MAINTENANCE. The Lessee shall make, at its own expense, all necessary repairs and replacements to the leased property.

IN WITNESS WHEREOF, the Lessor and Lessee have agreed to the above terms and acknowledge by the signatures hereunder.

LESSOR:

______________________________________
Joe Marsh for Lee Marshall, Joe Marsh
and Glenn Bechdel

LESSEE:

______________________________________
Lee Marshall for Magic Promotions, Inc.


                                  Page 2 of 2